ALLIANCE GLOBAL ENVIRONMENT FUND

ANNUAL REPORT
OCTOBER 31, 1997

ALLIANCE CAPITAL




LETTER TO SHAREHOLDERS                         ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

December 12, 1997

Dear Shareholder:

We are pleased to report the performance of Alliance Global Environment Fund for the annual reporting period ended October 31, 1997. The table below also gives performance data for the FASC (First Analysis Securities Corporation) Environmental Index, a broad-based index of companies in the environmental industry, and the S&P 500 Stock Index, a measure of the broad U.S. stock market, for the 6- and 12-month periods ended October 31.

INVESTMENT RESULTS*
                                   TOTAL RETURNS FOR THE PERIODS
                                       ENDED OCTOBER 31, 1997
                                      6 MONTHS       12 MONTHS
                                     ----------     -----------
Alliance Global Environment Fund
  Class A Shares                        18.27%         23.51%

FASC Environmental Index                11.60%         16.88%

S&P 500 Stock Index                     15.16%         32.10%


* UNTIL OCTOBER 3, 1997, THE FUND OPERATED AS A CLOSED-END INVESTMENT COMPANY AND ITS COMMON STOCK (WHICH THEN COMPRISED A SINGLE CLASS) WAS LISTED ON THE NEW YORK STOCK EXCHANGE. AFTER THE CLOSE OF BUSINESS ON OCTOBER 3, 1997, ALL OF THE COMMON STOCK WAS CONVERTED TO CLASS A SHARES OF THE FUND AND THE FUND COMMENCED A CONTINUOUS PUBLIC OFFERING OF ITS CLASS A, CLASS B, CLASS C, AND ADVISOR CLASS SHARES. CLASS B SHARES WERE NOT OUTSTANDING PRIOR TO OCTOBER 6, 1997, AND CLASS C AND ADVISOR CLASS SHARES WERE NOT OUTSTANDING DURING THE PERIOD.

  THE FUND'S INVESTMENT RESULTS ARE CUMULATIVE TOTAL RETURNS FOR THE PERIOD. ALL FEES AND EXPENSES RELATED TO THE OPERATION OF THE FUND HAVE BEEN DEDUCTED, BUT NO ADJUSTMENT HAS BEEN MADE FOR SALES CHARGES THAT MAY APPLY WHEN SHARES ARE PURCHASED OR REDEEMED.


On September 12, 1997, the shareholders overwhelmingly approved the conversion of the Fund into an open-end investment company. We're pleased that the Fund's Board and shareholders have endorsed Alliance's proposal to provide shareholders with continuous liquidity at net asset value, and we welcome you to the Alliance Family of over 100 mutual funds.

The conversion was completed as of the close of business on October 3, 1997, at which time shares of the Fund were converted into Class A shares of the open-end Fund of equivalent net asset value. The Fund is extending a privilege to all shareholders who held shares of the closed-end Fund to purchase additional Class A shares of the Fund at any time at their then current net asset value, without any sales charges.

For the most recent six-month period, the Fund's advance of 18.27% (for Class A shares) outperformed both the FASC benchmark and the S&P 500, which increased by 11.60% and 15.16%, respectively. For the full fiscal year, the Fund's advance of 23.51% exceeded the 16.88% increase in the FASC Index, but trailed the S&P 500's increase of 32.10%.

INVESTMENT ACTIVITY
The strong performance of the Fund over the most recent six months relative to both the benchmark and the broad market average reflects advances in a number of individual holdings. These include U.S. Filter (up 32.1% for the six months), ITEQ (up 108.3%), American Disposal (up 115.3%) and Allied Waste (up 83.1%). It is interesting to note that these holdings represent three different industry segments, water treatment, industrial gas equipment and solid waste. In addition, the Fund's fine recent performance has been achieved during a period in which the Fund was obliged to convert a substantial portion of its assets to cash to meet the redemptions associated with the Fund's open-ending period.

Overall, the Fund remains intensely focused on the growing segments of the environmental services industry, particularly those areas driven by economics and existing, enforced regulations. This focus has led to two primary themes within the Fund: domestic solid waste collection and disposal services and water treatment equipment and services.

Domestic solid waste industry fundamentals remain attractive, particularly for small and mid-sized companies focused on regional integration of collection and disposal services. Internal growth remains strong ( in the high single digit range) and acquisition activity has not abated. The Fund has approximately 38% of total assets invested in the solid waste segment, with significant holdings in Superior Services, Casella Waste, American Disposal, USA Waste and Allied Waste. These companies are among those most likely to benefit from current favorable industry trends.


1



                                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

Similar to the solid waste industry, certain segments of the water treatment equipment and services industry are experiencing strong internal growth and rapid consolidation. While some individual companies may experience a slowdown in their Asian operations due to the economic difficulties in that region, overall growth trends are still positive. The Fund currently has approximately 23% of its holdings in water treatment, including positions in Culligan Water Technologies, Cuno, Generale des Eaux (based in France), Lindsay Manufacturing and U.S. Filter.

Other significant holdings include ITEQ, an industrial gas equipment supplier, International Alliance Services, a provider of outsourcing services to small businesses and Philip Services, an industrial services company.

We are pleased with the performance of the Fund in fiscal 1997 and are optimistic regarding the outlook for fiscal 1998. We believe that the Fund remains well positioned to take advantage of growth opportunities within the environmental services industry.

ANNUAL CAPITALGAINS DISTRIBUTION
Regulated investment companies, such as the Fund, with undistributed net realized capital gains normally are required by the Internal Revenue Code to distribute to shareholders annually such capital gains. In this regard, on December 12, 1997 the Fund declared a short-term capital gain distribution of $9.065 per share, payable on December 18, 1997 to shareholders of record at the close of business on December 12. The unusually large amount of the distribution reflects the Fund's realization of substantial capital gains as it sold portfolio securities to raise cash in connection with the Fund's open-ending.

As always, we thank you for your continued interest and investment in Alliance Global Environment Fund.

Sincerely,


John D. Carifa
Chairman and President


Jeremy R. Kramer
Vice President#


Linda Bolton Weiser
Vice President



SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2



INVESTMENT OBJECTIVE AND POLICIES              ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

The Fund is designed for investors desiring to participate in companies expected to benefit from the increased global commitment to a cleaner environment.

Under normal circumstances, the Fund will invest substantially all of its total assets in equity securities in two categories of Eligible Companies: those having a principal business including environmental protection and other providers of products or services intended to contribute to the environment.


INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURN AS OF OCTOBER 31, 1997*

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 .One Year                    +23.51%        +18.28%
 .Since Inception              +5.91%         +5.30%
                            (6/1/90)


The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares with and without the effect of the 4.25% maxi-mum front-end sales charge for Class A. Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. After the close of business on October 3, 1997, all of the common stock was converted to Class A shares of the Fund and the Fund commenced a continuous public offering of its Class A, Class B, Class C, and Advisor Class shares. Class B shares were not outstanding prior to October 6, 1997, and Class C and Advisor Class shares were not outstanding during the period. Total returns for Class B, Class C and Advisor Class shares will differ due to different expenses associated with those classes.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


* Until October 3, 1997, the Fund operated as a closed-end investment company and its common stock (which then comprised a single class) was listed on the New York Stock Exchange. After October 3, 1997, all of the common stock was converted to Class A shares of the Fund and the Fund commenced a continuous public offering of its Class A, Class B, and Class C shares. All historical performance information for Class A shares through October 3, 1997 is for the Fund's common stock, based on net asset value, while it was a closed end fund.


3



                                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

ALLIANCE GLOBAL ENVIRONMENT FUND
GROWTH OF A $10,000 INVESTMENT
6/30/90* TO 10/31/97

$31,000
$28,000
$25,000
$22,000
$19,000
$16,000
$13,000
$10,000
$7,000

S&P 500: $30,951
Global Environment Fund Class A: $15,314
FASC Environmental Index: $11,505

6/30/90   10/31/91   10/31/92   10/31/93
10/31/94   10/31/95   10/31/96   10/31/97


This chart illustrates the total value of an assumed $10,000 investment in Alliance Global Environment Fund Class A shares (from 6/30/90 to 10/31/97) as compared to the performance of appropriate broad-based indices. Historical performance information is for the Fund's common stock, based on net asset value, while it was a closed end Fund.

The chart assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Standard & Poor's 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market.

The FASCEnvironmental Index is a broad-based index of companies in the environmental industry.

When comparing Alliance Global Environment Fund to the FASC Environmental Index and the S&P 500 Stock Index, you should note that no charges or expenses are reflected in the performance of the indices.


Global Environment Fund
Standard &Poor's 500 Stock Index
FASCEnvironmental Index


*  Month-end nearest to Fund's inception date of 6/1/90.


4



TEN LARGEST HOLDINGS
OCTOBER 31, 1997                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

                                                                     PERCENT OF
COMPANY                                               U.S.$ VALUE    NET ASSETS
-------------------------------------------------------------------------------
INTERNATIONAL ALLIANCE SERVICES--The company
  provides specialty insurance and bonding in
  addition to environmental services.                   3,491,350        6.7
SUPERIOR SERVICES, INC.--The company provides
  solid waste collection, transfer, recycling and
  disposal services to residential, commercial
  and industrial customers.                           $ 2,701,750        5.1%
CASELLA WASTE SYSTEMS, INC.--The company provides
  integrated, non-hazardous solid waste
  collection, transfer, disposal and recycling
  processing facilities.                                2,677,125        5.1
ITEQ, INC.--The company supplies manufactured
  equipment and engineered systems used in the
  processing, treatment, and movement of gases
  and liquids.                                          2,662,500        5.1
AMERICAN DISPOSAL SERVICES, INC.--The company
  provides solid waste collection, transfer and
  disposal services for residential, commercial,
  and industrial customers.                             2,643,750        5.0
USA WASTE SERVICES, INC.--The company provides
  solid waste management services to municipal,
  commercial, industrial and residential
  customers in the United States.                       2,627,000        5.0
ALLIED WASTE INDUSTRIES--The company provides
  non-hazardous solid waste collection, transfer,
  recycling and disposal services.                      2,567,250        4.9
CULLIGAN WATER TECHNOLOGIES, INC.--The company
  manufactures and distributes products that
  purify and treat water.                               2,557,500        4.9
CUNO, INC.--The company designs, manufactures
  and markets a line of filtration products used
  in the healthcare, fluid processing and
  portable water industries.                            2,550,000        4.9
BRAMBLES INDUSTRIES, LTD.--The company offers
  waste management services, pallet management
  systems, international tank container leasing
  and marine towage services.                           2,403,357        4.6
                                                      $26,881,582       51.3%


5



INDUSTRY DIVERSIFICATION
OCTOBER 31, 1997                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

                                                                    PERCENT OF
                                               U.S. $ VALUE         NET ASSETS
-------------------------------------------------------------------------------
Basic Industries                                $ 6,747,313            12.9%
Capital Goods                                    30,093,913            57.5
Consumer Manufacturing                            2,090,500             4.0
Consumer Services                                 4,108,100             7.8
Energy                                            3,311,625             6.3
Multi-Industry                                    4,546,676             8.7
Transportation                                    2,403,357             4.6
Total Investments*                               53,301,484           101.8
Cash and other assets, net of liabilities          (923,357)           (1.8)
Net Assets                                      $52,378,127           100.0%


*    Excludes short-term obligations


6



PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1997                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-101.8%
AUSTRALIA-4.6%
Brambles Industries, Ltd.                       125,000      $ 2,403,357

CANADA-13.2%
Laidlaw, Inc. Cl.B.                             160,000        2,260,000
Philip Services Corp. (a)                       129,000        2,257,500
Novamerican Steel, Inc. (a)                     170,000        2,380,000
                                                             ------------
                                                               6,897,500

FRANCE-3.8%
Generale des Eaux                                17,000        1,978,596
  Wts. 5/02/01 (a)                               20,000           10,581
                                                             ------------
                                                               1,989,177

NETHERLANDS-1.0%
Thermo Eurotech (a) (b)                         165,000          509,144

UNITED STATES-79.2%
Allied Waste Industries, Inc. (a)               126,000        2,567,250
American Disposal Services, Inc. (a)             75,000        2,643,750
American Waste Services, Inc. (a)               348,000          500,250
Browning Ferris Industries, Inc.                 44,000        1,430,000
Casella Waste Systems, Inc. (a)                 121,000        2,677,125
Costilla Energy, Inc. (a)                        41,000          609,875
Culligan Water Technologies, Inc. (a)            60,000        2,557,500
Cuno, Inc. (a)                                  150,000        2,550,000
GNI Group, Inc. (a)                             101,500          621,688
International Alliance
  Services (a)                                  230,000        2,616,250
  Wts. 12/31/99 (a)                             300,000          875,100


                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
International Technology Corp. (a)              132,000      $ 1,204,500
ITEQ, Inc. (a)                                  213,000        2,662,500
Lindsay Manufacturing Co.                        42,500        1,843,438
Molten Metal Technology, Inc. (a)               356,000        1,246,000
NuCo2, Inc. (a)                                  79,000        1,027,000
Oak Hill Sportswear Corp. (a)                    15,000           67,500
Osmonics, Inc. (a)                               68,100        1,076,831
Republic Industries, Inc. (a)                    34,000        1,003,000
Sealed Air Corp. (a)                             21,000        1,082,812
Sunbeam Corp.                                    24,000        1,087,500
Superior Services, Inc. (a)                     101,000        2,701,750
TETRA Technologies, Inc. (a)                     65,000        1,499,062
U.S. Filter Corp. (a)                            28,000        1,123,500
USA Waste Services, Inc. (a)                     71,000        2,627,000
Waste Industries, Inc. (a)                       26,000          549,250
Waste Management, Inc.                           45,000        1,051,875
                                                             ------------
                                                              41,502,306

Total Common Stocks & Other Investments
  (cost $45,344,853)                                          53,301,484

TIME DEPOSIT-5.1%
Dresdner Bank
  5.65%, 11/03/97
  (cost $2,700,000)                              $2,700        2,700,000

TOTAL INVESTMENTS-106.9%
  (cost $48,044,853)                                          56,001,484
Other assets less liabilities-(6.9)%                          (3,623,357)

NET ASSETS-100%                                              $52,378,127


(a)  Non-income producing security.
(b)  Restricted and illiquid security, valued at fair value.
     (See notes A and G.)

     See notes to financial statements.


7



STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $48,044,853)            $56,001,484
  Cash                                                                   74,157
  Receivable for investment securities sold                           3,155,354
  Receivable for capital stock sold                                      30,667
  Dividends and interest receivable                                      25,932
  Prepaid expenses                                                        3,087
  Total assets                                                       59,290,681

LIABILITIES
  Payable for investment securities purchased                         5,759,313
  Payable for capital stock redeemed                                    541,985
  Advisory fee payable                                                   68,789
  Accrued expenses                                                      542,467
  Total liabilities                                                   6,912,554

NET ASSETS                                                          $52,378,127

COMPOSITION OF NET ASSETS
  Capital stock, at par                                             $     2,791
  Additional paid-in capital                                         21,264,123
  Accumulated net realized gain on investments and foreign
    currency transactions                                            23,153,607
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                       7,957,606
                                                                    $52,378,127

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($52,377,892/
    2,790,709 shares ofcapital stock issued and outstanding)             $18.77
  Sales charge--4.25% of public offering price                              .83
  Maximum offering price                                                 $19.60

  CLASS B SHARES
  Net asset value and offering price per share ($235/
    12.526 shares ofcapital stock issued and outstanding)                $18.76


See notes to financial statements.


8



STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1997                    ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends(net of foreign taxes withheld of $7,206)  $  218,641
  Interest                                               525,483   $   744,124

EXPENSES
  Advisory fee                                         1,093,547
  Distribution fee - Class A                              14,116
  Audit and legal                                        423,002
  Registration                                           118,997
  Custodian                                              112,921
  Printing                                               107,947
  Transfer agency                                        104,898
  Directors' fees                                         83,000
  Miscellaneous                                           21,549
  Total expenses before interest                       2,079,977
  Interest expense                                        10,883
  Total expenses                                                     2,090,860
  Net investment loss                                               (1,346,736)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                      24,914,539
  Net realized loss on foreign currency transactions                   (13,022)
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                     (1,179,704)
    Foreign currency denominated assets and liabilities                    712
  Net gain on investments and foreign currency transactions         23,722,525

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $22,375,789


See notes to financial statements.


9



STATEMENT OF CHANGES IN NET ASSETS             ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

                                                     YEAR ENDED     YEAR ENDED
                                                     OCTOBER 31,    OCTOBER 31,
                                                        1997           1996
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                              $ (1,346,736)  $   (833,738)
  Net realized gain on investments and foreign
    currency transactions                            24,901,517     19,882,087
  Net change in unrealized appreciation of
    investments and foreign currency denominated
    assets and liabilities                           (1,178,992)     6,302,983
  Net increase in net assets from operations         22,375,789     25,351,332

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                                  -0-      (138,142)
  Net realized gain on investments
    Class A                                          (6,786,801)            -0-

CAPITAL STOCK TRANSACTIONS
  Net decrease                                      (63,481,665)   (10,359,153)
  Total increase (decrease)                         (47,892,677)    14,854,037

NET ASSETS
  Beginning of year                                 100,270,804     85,416,767
  End of year                                      $ 52,378,127   $100,270,804


See notes to financial statements.


10



NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1997                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Global Environment Fund (the "Fund"), is registered under the Investment Company Act of 1940 (the "1940 Act"), as a non-diversified, open-end management investment company. Until October 3, 1997, the Fund was registered under the 1940 Act as a non-diversified, closed-end management investment company. After October 3, 1997 all of the common stock was converted to Class A shares of the Fund and the Fund commenced a public offering of its Class A, Class B, Class C and Advisor Class of shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. In order to moderate the impact of a potentially large number of redemption and exchange requests, redemptions or exchanges of Class A shares received in the conversion are subject to a 2% redemption fee through October 2, 1998. There will be no redemption fee after October 2, 1998. The entire amount of the redemption fee will be payable to the Fund, and not to Alliance, providing an antidilutive benefit to stockholders. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
All securities listed on an exchange for which market quotations are readily available are valued at the closing price on the exchange on the day of valuation or, if no such closing price is available, at the mean of the last bid and ask price quoted on such day. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data. Short-term debt securities which mature in 60 days or less are valued at amortized cost which approximates market value, unless this method does not represent fair value.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized loss on foreign currency transactions represents foreign exchange gains and losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. TAXES
It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for Federal income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as an adjustment to interest income.


11



NOTES TO FINANCIAL STATEMENTS (CONTINUED)      ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to tax reclassification of net investment loss, resulted in a net decrease in accummulated net investment loss and corresponding decreases in accummulated net realized gains on investment and foreign currency transactions and additional paid-in capital. This reclassification had no effect on net assets.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Advisory Agreement, the Fund pays Alliance Capital Management L.P. ("the Adviser") a fee at the annual rate of 1.10% of the Fund's average daily net assets up to $100 million, .95% of the next $100 million of the Fund's average daily net assets, and .80% of the Fund's average daily net assets over $200 million. The fee is accrued daily and paid monthly. Prior to the Fund's conversion to an open-end Fund, the fee was calculated based on average weekly net assets.

Commencing October 6, 1997 the Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $2,255 for the year ended October 31, 1997.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares.

Brokerage commissions paid on investment transactions for the year ended October 31, 1997, amounted to $493,332, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Manager, the Fund reimburses AFS for costs relating to servicing phone inquires for the Fund. The Fund reimbursed AFS $1,092 for the period November 1, 1996 to October 31, 1997. The Shareholder Inquiry Agency Agreement terminated with the conversion of the Fund to an open-end management investment company.

NOTE C: DISTRIBUTION SERVICES AGREEMENT
Effective after the close of business on October 3, 1997, the Fund adopted a "Rule 12b-1 plan" (the "Plan") and entered into a Distribution Services Agreement (the "Agreement") with AFD. Pursuant to the Plan, the Fund pays to AFD for distribution expenses a Rule 12b-1 distribution services fee, which may not exceed an annual rate of .30% of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares. There is no distribution fee on the Advisor Class shares. The Plan provides that AFD will use such payments in their entirety for distribution assistance and promotional activities. The Distributor did not incur expenses in


12



                                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

excess of the distribution costs reimbursed by the Fund. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $130,761,906 and $196,123,021 respectively, for the year ended October 31, 1997. There were no purchases or sales of U.S. government or government agency obligations for the year ended October 31, 1997. At October 31, 1997, the cost of securities for federal income tax purposes was $48,254,640. Accordingly, gross unrealized appreciation of investments was $9,243,304 and gross unrealized depreciation of investments was $1,496,461, resulting in net unrealized appreciation of $7,746,843, (excluding foreign currency transactions).

NOTE E: BANK BORROWING
Each of the open-end Alliance Mutual Funds have entered into a revolving credit facility to provide short-term financing in the event of abnormally high redemption activity experienced by any of the Funds. The maximum credit available under the credit facility is $500,000,000. At October 31, 1997, there were no amounts outstanding under the credit agreement with respect to the Fund.

The weighted average of bank loans outstanding during the year ended October 31, 1997, amounted to approximately $9,285,714 over the 6 days the loan was outstanding at a weighted average interest rate of 6.03%.

NOTE F: CAPITAL STOCK
There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each Class consists of 3,000,000,000 authorized shares. Until October 3, 1997, the fund was a closed end management investment company. On March 14, 1996 the Fund initiated a share repurchase program. The program allows for repurchase over a twelve month period of up to 20% of the 6,907,169 shares outstanding at March 14, 1996. For the year ended October 31, 1997 117,700 shares were repurchased at a cost of $1,575,322 representing 13.60% of the 6,907,169 shares outstanding at March 14, 1996. This includes $46,995 in commissions paid to Paine Webber Incorporated. The average discount of market price to net asset value of shares repurchased over the period of March 15, 1996 to March 14, 1997 was 19.6%. Transactions in shares of beneficial interest were as follows:

                               SHARES                         AMOUNT
                      ---------------------------  ----------------------------
                       YEAR ENDED   YEAR ENDED     YEAR ENDED      YEAR ENDED
                       OCTOBER 31,  OCTOBER 31,    OCTOBER 31,     OCTOBER 31,
                          1997         1996           1997            1996
                       -----------  -----------  --------------  --------------
CLASS A
Shares sold                 2,558           --    $     48,826    $         --
Shares redeemed        (3,179,118)          --     (61,955,419)             --
Shares repurchased
  in tender offer
  prior to conversion
  of Fund to
  open-end status        (117,700)    (822,200)     (1,575,322)    (10,359,153)
Net decrease           (3,294,260)    (822,200)   $(63,481,915)   $(10,359,153)


13



NOTES TO FINANCIAL STATEMENTS (CONTINUED)      ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

                                SHARES                         AMOUNT
                      ---------------------------  ----------------------------
                      OCT. 6,1997(A)               OCT. 6,1997(A)
                            TO                           TO
                      OCT. 31, 1997                OCT. 31, 1997
                      -------------                -------------
CLASS B
Shares sold                    13                   $      250
Net increase                   13                   $      250


NOTE G: RESTRICTED AND ILLIQUID SECURITY

                              DATE ACQUIRED            COST
                             ---------------        ---------
Thermo Eurotech              3/19/91-4/15/91        $ 529,926


The security shown above, formerly known as Beheersmaatchappij J. Amerika N.V., is restricted as to sale and has been valued at fair value in accordance with the procedures in Note A.

The value of this security at October 31, 1997 was $509,144 representing 1.0% of net assets.


(a) Commencement of distribution.


14



FINANCIAL HIGHLIGHTS                           ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                          CLASS A
                                            ----------------------------------------------------------------
                                                                   YEAR ENDED OCTOBER 31,
                                            ----------------------------------------------------------------
                                                1997          1996          1995         1994         1993
                                            ------------  ------------  ----------  -----------  -----------
Net asset value, beginning of year            $16.48        $12.37        $11.74       $10.97       $10.78

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                    (.23)(a)      (.13)(a)       .03           -0-         .01
Net realized and unrealized gain on
  investments and   foreign currency
  transactions                                  3.65          4.26           .60          .77          .18
Net increase in net asset value from
  operations                                    3.42          4.13           .63          .77          .19

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-         (.02)           -0-          -0-          -0-
Distributions from net realized gain
  on investments
and foreign currency transactions              (1.13)           -0-           -0-          -0-          -0-
Total dividends and distributions              (1.13)         (.02)           -0-          -0-          -0-
Net asset value, end of year                  $18.77        $16.48        $12.37       $11.74       $10.97
Market value, end of year                                   $13.25        $9.375       $ 9.50       $ 9.25

TOTAL RETURN
Total investment return based on: (b)
  Net asset value                              23.51%        33.48%         5.37%        7.02%        1.76%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $52,378      $100,271       $85,416      $81,102      $75,805
Ratio of expenses to average net assets         2.39%(c)      1.60%         1.57%        1.67%        1.62%
Ratio of net investment income (loss)
  to average net assets                        (1.35)%        (.85)%         .21%        (.04)%        .15%
Portfolio turnover rate                          145%          268%          109%          42%          25%
Average commission rate (d)                   $.0506        $.0313            --           --           --


See footnote summary on page 16.


15



FINANCIAL HIGHLIGHTS (CONTINUED)               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                    CLASS B
                                                                ---------------
                                                                   OCTOBER 6,
                                                                     1997(E)
                                                                       TO
                                                                   OCTOBER 31,
                                                                      1997
                                                                ---------------
Net asset value, beginning of period                                $19.92

INCOME FROM INVESTMENT OPERATIONS
Net investment loss                                                   (.20)(a)
Net realized and unrealized loss on investments and
  foreign currency transactions                                       (.96)
Net decrease in net asset value from operations                      (1.16)
Net asset value, end of period                                      $18.76

TOTAL RETURN
Total investment return based on: (b)
  Net asset value                                                    (5.82)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year                                               $235
Ratio of expenses to average net assets                              20.84%(c)
Ratio of net investment loss to average net assets                   (1.03)%(c)
Portfolio turnover rate                                                145%
Average commission rate                                             $.0506


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for periods of less than one year is not annualized.

(c)  Annualized.

(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This amount includes commissions paid to foreign brokers which may materially affect the rate shown. Amounts paid in foreign currencies have been converted into US dollars using the prevailing exchange rate on the date of the transaction.

(e)  Commencement of distribution.


16



ADDITIONAL INFORMATION                         ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

SUPPLEMENTAL PROXY INFORMATION
The reconvened Annual Meeting of Stockholders of Alliance Global Environment Fund, Inc. held on September 12, 1997. The results of this tabulation are as follows:

We certify that the number of shares issued, outstanding and eligible to vote as of the record date of May 16, 1997 were 5,967,269. We tabulated 122 proxies representing 4,721,468,954 shares or 95.242 percent of the eligible voting shares.

1. PROPOSAL I
Approval of the conversion of the Fund from a closed-end investment company to an open-end investment company, including in connection herewith:

a) Changing the subclassification of the Fund from that of a closed-end investment company to that of an open-end investment company.

b) Amending the Articles of Incorporation of the Fund to provide for the conversion, eliminate certain "anti-takeover" provisions and reclassify the outstanding shares of the Fund as Class A shares;

c) Modifying of an Investment Restriction of the Fund;

d) Approving an Advisory Agreement to replace the Fund's existing Investment Management and Administration Agreement; and

e) Establishing a Multiple Distribution System, including in connection therewith, adopting a Rule 12b-1 distribution plan.

                        NUMBER OF
                      SHARES/VALUES
                      -------------
For                   4,496,798.088
Against                  93,528.554
Abstain                 131,142.322


2. PROPOSAL II
Election of Directors.

If Proposal No. 1 is approved, to elect the following seven Directors:

                                             AUTHORITY
                           FOR                WITHHELD
                      -------------         -----------
John D. Carifa        5,070,813.402         185,257.562
W.H. Henderson        5,090,362.441         165,708.523
Richard M. Lilly      5,090,362.441         165,708.523
Dave H. Dievler       5,088,972.441         167,098.523
Stig Host             5,090,362.441         165,708.523
Alan Stoga            5,086,887.441         169,183.523
John H. Dobkin        5,065,687.441         190,383.523

If Proposal No. 1 is not approved, to elect the following Class Two Directors, term expiring in 2000.

John H. Dobkin        5,067,482.984         188,587.980
Stig Host             5,091,157.984         164,912.980
W.H. Henderson        5,092,157.984         163,912.980


3. PROPOSAL III
Ratification of the Selection of Ernst & Young LLP as independent auditors of the Fund for its fiscal year ending October 31, 1997.

                         NUMBER OF
                       SHARES/VOTES
                      -------------
For                   5,128,170.780
Against                  14,315.461
Abstain                 113,584.723

4. In their discretion on such other matters that may properly come before the Meeting or any adjournments thereof.


17



REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                           ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE GLOBAL ENVIRONMENT FUND,
INC.

We have audited the accompanying statement of assets and liabilities of Alliance Global Environment Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspon dence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Global Environment Fund, Inc. at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
December 10, 1997


18



                                               ALLIANCE GLOBAL ENVIRONMENT FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
W.H. HENDERSON (1)
STIG HOST (1)
RICHARD M. LILLY (1)
ALAN STOGA (1)
ROBERT C. WHITE (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
THOMAS J. BARDONG, VICE PRESIDENT
FRANCES P. REEVES, VICE PRESIDENT
JEREMY R. KRAMER, VICE PRESIDENT
DANIEL V. PANKER, VICE PRESIDENT
LINDA BOLTON WEISER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JOSEPH J. MANTINEO, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109-3661

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

TRANSFER AGENT
ALLIANCE FUND SERVICES
P.O.Box 1520
Secaucus, NJ07094
Toll free 1-(800)-221-5672


(1)  Member of the Audit Committee.

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

     This report, including the financial statements herein, is transmitted to the shareholders of Alliance Global Environment Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


19



ALLIANCE GLOBAL ENVIRONMENT FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

ENVAR